SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON SSTOCK-CULBRO CORP

          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 9/02/97           49,500-             *DO
                                 7/02/97              500-           98.0717
               THE GABELLI SMALL CAP GROWTH FUND
                                 9/02/97           35,000-             *DO
               THE GABELLI EQUITY TRUST,INC.
                                 9/02/97            2,600-             *DO
               THE GABELLI EQUITY INCOME FUND
                                 9/02/97            2,500-             *DO
               THE GABELLI ASSET FUND
                                 9/02/97           21,000-             *DO
               THE GABELLI CAPITAL ASSET FUND
                                 9/02/97             5000-             *DO
                                 8/22/97              500-           98.9467

          GAMCO INVESTORS, INC.
                                 9/02/97              300-             *DO
                                 9/02/97          486,800-             *DO
                                 8/26/97              300-           98.1250
                                 8/25/97              200-           99.0000
                                 8/18/97            1,300-          100.1010
                                 8/06/97            1,300-          101.5769
          GAMCO INVESTORS, INC.
                                9/02/97           50,200-              *DO
                                9/02/97            1,600-              *DO
          GABELLI ASSOCIATES FUND
                                9/02/97            11500-             *DO







          (1)   THE TRANSACTIONS ON 9/02/97 WERE IN CONNECTION WITH THE
                MERGER DESCRIBED IN ITEM 5 (A) OF THIS AMENDMENT TO SCHEDULE 13D ALL OTHER TRANSACTIONS WERE EFFECTED ON THE NY STOCK EXCHANGE.

          (2)   PRICE EXCLUDES COMMISSION.

          (*)   RESULTS IN CHANGE OF DISPOSITIVE POWER AND BENEFICIAL OWNERSHIP.

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